As filed with the Securities and Exchange Commission on March ___, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2013

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

February 2014

Dear Fellow Shareholders,

We had a good year in 2013.

Some of the things we’ve been talking/warning you about in recent years came to fruition in 2013. Specifically, medium- and long-term interest rates rose and commodity prices declined.

While the U.S. Federal Reserve (Fed) continues to hold short-term interest rates near zero, rates in the intermediate to longer term, (5-30 year) increased substantially during the year, driving bond prices down. Ten-Year Treasuries now yield 3% and 30-Year Treasuries now yield 4 percent. We do think most of the damage to bond prices has now been done, at least unless and until inflation picks up (which is a goal of the Fed).

As the Fed has held interest rates below economic levels, many investors have sought (and demanded) other sources of “income” from their investments. In Muhlenkamp Memorandum #106, we warned you about “creative sources of yield” that Wall Street was — and is — marketing in response to these demands. Some of these products confuse payout (of capital) with yield (on capital). Our warning remains current: generally speaking, yield securities did poorly in 2013, in concert with bonds.

The increase in U.S. interest rates, along with weak commodity prices and other factors, also limited any gains in emerging markets, making it tough to make money there, as well. While we had not specifically warned you about this risk, we avoided the area to your (and our) benefit.

Employers continue to be squeezed by taxes, regulations, and healthcare costs; hence, potential employees continue to have trouble getting hired. Retirees and pension plans continued to be squeezed by below-normal interest rates; (refer to The Big Squeeze, available on our website).

Europe has not fixed their fundamental problems (although the passage of time helps dissipate the fears).

China continues to try to transition from a capital-driven to a consumer-driven economy, but it’s taking longer than planned. (It always does.) The China transition helps our conviction that the commodity cycle peaked a year ago.

So where does that leave us? We continue to expect slow growth in the U.S. economy, but good values are getting harder to find. We do think that long-term trends remain positive in select financials, natural gas based energy, biotech, and some areas of U.S. manufacturing (largely based on natural gas prices). We are investing your money (and ours) accordingly.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Ronald H. Muhlenkamp

President
February 2014

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Average Annual Total Returns (Unaudited)
as of December 31, 2013

	One	Three	Five	Ten	Fifteen	Since
Muhlenkamp Fund	Year	Year	Year	Year	Year	Inception*
Return Before Taxes	34.43%	12.95%	14.99%	4.23%	6.95%	10.27%
Return After Taxes on Distributions**	33.44%	12.13%	14.49%	3.70%	6.48%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares**	20.29%	10.26%	12.18%	3.52%	5.86%	9.10%
S&P 500***	32.39%	16.18%	17.94%	7.41%	4.68%	10.20%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

The calculation for the One Year “Return After Taxes on Distributions and Sale of Fund Shares” assumes the following:
	1.	You bought shares of the Fund at the price on December 31, 2012.
	2.	You received dividends (and income distributions) at year end, and paid a 20% tax on these dividends on the payable date.
	3.	You reinvested the rest of the dividends when received, increasing your cost basis for tax purposes.
	4.	You sold the entire position on December 31, 2013 and paid tax on ordinary income at a tax rate of 39.6%.
***
The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Returns for Past Ten Years
(Unaudited)

	Total Return %		Cumulative Return %
Year	Muhlenkamp	S&P 500	Muhlenkamp	S&P 500
Ending	Fund	Index	Fund	Index
12/31/04	24.5	10.9	24.5	10.9
12/31/05	7.9	4.9	34.3	16.3
12/31/06	4.1	15.8	39.8	34.7
12/31/07	–9.7	5.5	26.3	42.1
12/31/08	–40.4	–37.0	–24.7	–10.5
12/31/09	31.5	26.5	–1.0	13.2
12/31/10	6.1	15.1	5.1	30.3
12/31/11	–4.7	2.1	0.1	33.0
12/31/12	12.5	16.0	12.6	54.3
12/31/13	34.4	32.4	51.4	104.3

A Hypothetical $10,000 Investment in the Muhlenkamp Fund

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. An investment cannot be made directly in an index. This chart assumes an initial gross investment of $10,000 made on 12/31/03. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE
December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual Retirement Accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. For any direct registered shareholder of the Fund having an IRA balance exceeding $50,000, the amount of such IRA annual maintenance fee will be a Fund expense. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE (Continued)
December 31, 2013 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*
Actual	$1,000.00	$1,149.30	$6.83
Hypothetical
(5% return before expenses)	1,000.00	1,018.85	6.41

*  Expenses are equal to the Fund’s annualized expense ratio 1.26% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period ).

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2013

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS & LIABILITIES
December 31, 2013

ASSETS
INVESTMENTS, AT VALUE (Cost $306,988,348)	$490,489,827
CASH	2,720
RECEIVABLE FOR FUND SHARES SOLD	87,663
DIVIDENDS AND INTEREST RECEIVABLE	666,609
OTHER ASSETS	82,138
Total assets	491,328,957

LIABILITIES
WRITTEN OPTION CONTRACTS, AT VALUE
(Premiums received $1,549,036)	1,664,750
PAYABLE FOR FUND SHARES REDEEMED	223,109
PAYABLE TO ADVISER	407,061
LINE OF CREDIT	493,000
ACCRUED EXPENSES AND OTHER LIABILITIES	167,153
Total liabilities	2,955,073
NET ASSETS	$488,373,884

NET ASSETS
PAID IN CAPITAL	$305,702,532
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	—
ACCUMULATED UNDISTRIBUTED NET REALIZED LOSS ON INVESTMENTS SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR CLOSED	(714,413)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	183,501,479
Written option contracts	(115,714)
NET ASSETS	$488,373,884
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $0.01 par value)	7,178,413
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$68.03

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $34,651)		$4,868,053
Interest		2,160
Total investment income		4,870,213
EXPENSES:
Investment advisory fees	$4,623,855
Shareholder servicing and accounting costs	417,795
Administration fees	310,485
Trustees’ fees and expenses	127,809
Legal fees	114,859
Insurance fees	99,493
Reports to shareholders	67,410
Federal & state registration fees	31,572
Custody fees	28,317
Auditor fees	22,001
Other	14,570
Total operating expenses before expense reductions	5,858,166
Expense reductions (see Note 9)	(21,915)
Total expenses		5,836,251
NET INVESTMENT LOSS		(966,038)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments sold	23,223,652
Written option contracts expired or closed	(5,055,430)
		18,168,222
Change in unrealized appreciation on:
Investments	114,680,903
Written option contracts	3,805,171
		118,486,074
Net realized and unrealized gain on investments		136,654,296
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$135,688,258

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income (loss)	$(966,038)	$2,633,643
Net realized gains on investments sold and written option contracts expired or closed	18,168,222	37,180,554
Change in unrealized appreciation on investments and written option contracts	118,486,074	17,015,507
Net increase in net assets resulting from operations	135,688,258	56,829,704

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,643,204	20,113,081
Dividends reinvested	14,368,331	37,987,220
Cost of shares redeemed	(88,566,213)	(134,823,772)
Net decrease in net assets resulting from capital share transactions	(59,554,678)	(76,723,471)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(2,645,281)
From realized gains	(15,058,451)	(37,412,601)
Net decrease in net assets resulting from distributions to shareholders	(15,058,451)	(40,057,882)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,075,129	(59,951,649)
NET ASSETS:
Beginning of year	427,298,755	487,250,404
End of year	$488,373,884	$427,298,755

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF YEAR	$52.22	$51.19	$53.80	$50.69	$38.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.13)	0.35	0.06	(0.04)	0.07
Net realized and unrealized gains (losses)
on investments and written option contracts	18.10	6.01	(2.61)	3.15	12.09
Total from investment operations	17.97	6.36	(2.55)	3.11	12.16

LESS DISTRIBUTIONS:
From net investment income	—	(0.35)	(0.06)	—	(0.07)
From realized gains	(2.16)	(4.98)	—	—	—
Total distributions	(2.16)	(5.33)	(0.06)	—	(0.07)

NET ASSET VALUE, END OF YEAR	$68.03	$52.22	$51.19	$53.80	$50.69

TOTAL RETURN	34.43%	12.52%	–4.74%	6.14%	31.49%

NET ASSETS, END OF YEAR (in millions)	$488	$427	$487	$641	$716

RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS
Excluding expense reductions	1.27%	1.26%	1.25%	1.24%	1.26%
Including expense reductions(2)	1.26%	1.26%	1.25%	1.24%	1.25%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS	(0.21%)	0.56%	0.10%	(0.08%)	0.15%

PORTFOLIO TURNOVER RATE	26.21%	38.09%	42.51%	75.49%	64.78%

(1)     Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)     The operating expense ratio includes expense reductions for minimum account fees deposited into the Fund (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS
December 31, 2013

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 98.5%
Aerospace & Defense — 0.6%
Innovative Solutions & Support, Inc. (a)	393,229	$2,866,639
Airlines — 5.6%
Allegiant Travel Company	91,200	9,616,128
Delta Air Lines, Inc.	650,000	17,855,500
		27,471,628
Auto Components — 2.1%
American Axle & Manufacturing Holdings, Inc. (a)	450,000	9,202,500
Fuel Systems Solutions, Inc. (a)	79,988	1,109,434
		10,311,934
Automobiles — 3.3%
General Motors Company (a)	400,000	16,348,000
Biotechnology — 6.8%
Celgene Corporation (a)(c)	125,000	21,120,000
Gilead Sciences, Inc. (a)	163,000	12,249,450
		33,369,450
Capital Markets — 4.4%
State Street Corporation	290,568	21,324,786
Communications Equipment — 0.5%
Cisco Systems, Inc.	100,000	2,245,000
Computers & Peripherals — 1.4%
Apple, Inc.	12,390	6,952,153
Construction & Engineering — 2.0%
Chicago Bridge & Iron Company N.V. (b)	64,000	5,320,960
KBR, Inc.	133,000	4,241,370
		9,562,330
Consumer Finance — 0.8%
Capital One Financial Corporation	50,000	3,830,500
Diversified Financial Services — 10.6%
Berkshire Hathaway, Inc. — Class B (a)	103,500	12,270,960
Citigroup, Inc.	300,000	15,633,000
JPMorgan Chase & Company	407,000	23,801,360
		51,705,320
Electronic Equipment, Instruments & Components — 1.4%
eMagin Corporation (a)	50,000	141,500
Universal Display Corporation (a)(c)	198,400	6,817,024
		6,958,524

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2013

Name of Issuer or Title of Issue	Shares	Value
Energy Equipment & Services — 2.1%
Halliburton Company	207,000	$10,505,250
Health Care Equipment & Supplies — 2.0%
Covidien plc (b)	145,000	9,874,500
Household Durables — 1.2%
PulteGroup, Inc.	163,800	3,336,606
WCI Communities, Inc. (a)	127,700	2,437,793
		5,774,399
Industrial Conglomerates — 3.1%
General Electric Company	535,000	14,996,050
Insurance — 6.6%
American International Group, Inc.	325,000	16,591,250
Lincoln National Corporation	300,000	15,486,000
		32,077,250
IT Services — 8.6%
Alliance Data Systems Corporation (a)(c)	160,000	42,068,800
Machinery — 2.0%
Westport Innovations, Inc. (a)(b)	500,000	9,805,000
Media — 1.4%
DIRECTV (a)	100,000	6,909,000
Oil, Gas & Consumable Fuels — 5.5%
Bellatrix Exploration Ltd. (a)(b)	350,100	2,566,233
Clean Energy Fuels Corporation (a)	735,000	9,466,800
Rex Energy Corporation (a)	748,925	14,761,312
		26,794,345
Pharmaceuticals — 1.2%
Teva Pharmaceutical Industries Ltd. — ADR	150,000	6,012,000
Semiconductors & Semiconductor Equipment — 3.8%
Cirrus Logic, Inc. (a)(c)	110,000	2,247,300
Cypress Semiconductor Corporation	275,000	2,887,500
EZchip Semiconductor Ltd. (a)(b)	275,000	6,767,750
Lattice Semiconductor Corporation (a)	567,300	3,125,823
LSI Corporation	310,000	3,416,200
		18,444,573
Software — 7.7%
Microsoft Corporation	490,000	18,340,700
Oracle Corporation	500,000	19,130,000
		37,470,700

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2013

Name of Issuer or Title of Issue	Shares	Value
Specialty Retail — 6.8%
Asbury Automotive Group, Inc. (a)(c)	199,100	$10,699,634
Sonic Automotive, Inc. — Class A	926,500	22,680,720
		33,380,354
Tobacco — 4.3%
Philip Morris International, Inc.	240,580	20,961,735
Trading Companies &
Distributors — 2.7%
Rush Enterprises, Inc. — Class A (a)	379,907	11,264,243
Rush Enterprises, Inc. — Class B (a)	76,407	1,948,378
		13,212,621
Total Common Stocks
(Cost $303,985,949)		481,232,841

	Contracts
	(100 Shares Per Contract)
PURCHASED CALL OPTIONS — 1.9%
American Capital Ltd.
Expiration January 2015, Exercise Price $12.00	4,000	1,580,000
Microsoft Corporation
Expiration January 2015, Exercise Price $28.00	2,000	1,936,000
Morgan Stanley
Expiration January 2014, Exercise Price $17.00	4,000	5,740,000
Total Purchased Call Options
(Cost $3,001,413)		9,256,000

	Shares
SHORT-TERM INVESTMENTS — 0.0%
Fidelity Institutional Government Portfolio, 0.01% (d)	986	986
Total Short-Term Investments
(Cost $986)		986
TOTAL INVESTMENTS
(Cost $306,988,348) — 100.4%		490,489,827
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(2,115,943)
TOTAL NET ASSETS — 100.0%		$488,373,884

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2013

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
plc	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign company.
(c)	Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on December 31, 2013 was $82,952,758.
(d)	The rate quoted is the annualized seven-day yield as of December 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Funds Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF WRITTEN OPTIONS
December 31, 2013

	Contracts
Name of Issuer or Title of Issue	(100 Shares Per Contract)	Value
WRITTEN CALL OPTIONS — (0.3)%
Alliance Data Systems Corporation
Expiration March 2014, Exercise Price $250.00	100	$184,900
Asbury Automotive Group, Inc.
Expiration January 2014, Exercise Price $40.00	600	786,000
Celgene Corporation
Expiration January 2014, Exercise Price $155.00	400	570,800
Cirrus Logic, Inc.
Expiration January 2014, Exercise Price $22.00	1,050	22,050
Universal Display Corporation
Expiration January 2014, Exercise Price $35.00	1,000	101,000
Total Written Call Options
(Premiums received $1,549,036)		$1,664,750

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2013

1. ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Stocks, exchange-traded funds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Long-term debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the Fund may use a price provided by an independent pricing service, which takes into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Valuation Committee, comprising personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. For each applicable investment that is fair valued, the Valuation Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

Additionally, the Fund’s investments will be valued at fair value by the Valuation Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

The Fund performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$481,232,841	$—	$—	$481,232,841
Purchased Call Option Contracts	7,676,000	1,580,000	—	9,256,000
Short-Term Investments	986	—	—	986
Total Investments in Securities	$488,909,827	$1,580,000	$—	$490,489,827
Written Call Option Contracts	$878,750	$786,000	$—	$1,664,750

*	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

The Fund did not have any Level 3 investments at the beginning or end of the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to record transfers at the end of the reporting period.

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

e.
Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2013, or for any other tax years which are open for exam. As of December 31, 2013, open tax years include the tax years ended December 31, 2010 through 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.
Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

g.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2013, long options contracts (6,000 contracts) were purchased and $1,759,320 in premiums were paid and written option contracts (32,498 contracts) were opened and $7,313,625 in premiums were received. See additional disclosures related to transactions in written options at Note 6.

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Contracts:
Purchased Call Option Contracts	Investments	$9,256,000	N/A	$—
Written Call Option Contracts	N/A	—	Written Call Option Contracts	1,664,750
Total		$9,256,000		$1,664,750

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

	Amount of Realized Loss on Derivatives
	Purchased	Written Call
	Call Option	Option
Derivatives	Contracts	Contracts	Total
Equity Contracts	$—	$(5,055,430)	$(5,055,430)
Total	$—	$(5,055,430)	$(5,055,430)
	Change in Unrealized Appreciation on Derivatives
	Purchased	Written Call
	Call Option	Option
Derivatives	Contracts	Contracts	Total
Equity Contracts	$5,896,680	$3,805,171	$9,701,851
Total	$5,896,680	$3,805,171	$9,701,851

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Company, Inc. (the “Adviser”) receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. Certain officers/stakeholders of the Advisor are also officers and/or a trustee of the Trust. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. For the year ended December 31, 2013, U.S. Bancorp Fund Services received $706,365 related to such services. U.S. Bank, N.A. serves as custodian for the Fund and received $28,317.

4. LINE OF CREDIT
The Fund has established an unsecured Line of Credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 29, 2014, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $26 million, 5% of the gross market value of the Fund, or 33.33% of the value of unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (3.25% at December 31, 2013). Average borrowings during the year were $1,351. At December 31, 2013, there were $493,000 of borrowings by the Fund outstanding under the LOC.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

5. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares outstanding, beginning of year	8,182,953	9,517,969
Shares sold	238,869	360,105
Dividends reinvested	212,361	734,052
Shares redeemed	(1,455,770)	(2,429,173)
Shares outstanding, end of year	7,178,413	8,182,953

6. WRITTEN OPTION CONTRACTS
The number of written option contracts and the premiums received by the Fund during the year ended December 31, 2013, were as follows:
	Number of Contracts	Premium Amount
Options outstanding, beginning of year	8,106	$1,679,387
Options written	32,498	7,313,625
Options closed	(21,110)	(5,412,098)
Options exercised	(10,844)	(1,364,991)
Options expired	(5,500)	(666,887)
Options outstanding, end of year	3,150	$1,549,036

See additional disclosures related to transactions in written options at Note 2h.

7. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2013, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$116,625,724	$—	$188,123,791

8. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryover. As of December 31, 2013, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$307,272,745
Gross tax unrealized appreciation	$196,777,598
Gross tax unrealized depreciation	(13,560,516)
Net unrealized appreciation	$183,217,082
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated losses	(545,730)
Total accumulated gains	$182,671,352

The difference between book-basis and tax-basis of investments is attributable primarily to the tax deferral of losses on wash sales.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid was as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Ordinary income	$—	$6,341,907
Long-term capital gain	$15,058,451	$33,715,975

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2013.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2013

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed
Net	Accumulated
Investment	Net Realized	Paid In
Income	Loss	Capital
$966,038	$(3,547,560)	$2,581,522

9. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the year ended December 31, 2013, the Fund’s expenses were reduced $21,915 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2012, resulting in a decrease in the expenses being charged to shareholders.

10. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENT
As of February 28, 2014, Jeffrey Muhlenkamp is a Co-Portfolio Manager and Vice President of the Fund.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Muhlenkamp Fund
(a portfolio of the Wexford Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Muhlenkamp Fund (the “Fund”), a portfolio of the Wexford Trust, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muhlenkamp Fund, a portfolio of the Wexford Trust, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 28, 2014

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

TRUSTEES AND OFFICERS (Unaudited)

Number of
				Portfolios	Other
	Position(s)	Term of Office	Principal	in Complex	Directorships
Name, Address,	Held	and Length of	Occupation(s)	Overseen	Held
and Age	with Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Independent Trustees:
Alfred E. Kraft 411 Saddle Ridge Drive Silverthorne, CO 80498 Age: 76	Trustee	Indefinite Term; Served as Trustee from 1998 to present	An independent management consultant from 1986 to present.	1	None

Terrence McElligott 4103 Penn Avenue Pittsburgh, PA 15224 Age: 66	Trustee	Indefinite Term; Served as Trustee from 1998 to present	President of West Penn Brush & Supply, Inc., a wholesale industrial brush sales company, from 1979 to present.	1	None

Interested Trustees and Officers:
Ronald H. Muhlenkamp Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 70	President, Trustee	Indefinite Term; Served as President and Trustee from 1987 to present	President and Director of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	1	None

Anthony Muhlenkamp Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 49	Vice President, Treasurer and Chief Compliance Officer	Indefinite Term; Served as Vice President and Treasurer from 1/1/2013 to present	Executive Vice President of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

Jeffrey Muhlenkamp Muhlenkamp & Company Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 47	Vice President	Indefinite Term; Served as Vice President from 2/28/14 to present	Portfolio analyst with Muhlenkamp & Company, Inc. Since 2008.	N/A	None

John H. Kunkle, III Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 51	Vice President	Indefinite Term; Served as Vice President from 2000 to present	Portfolio analyst with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

Adrienne Caracciolo Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 36	Secretary	Indefinite Term; Served as Secretary from 1/1/2013 to present	Senior Operations Specialist with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 2000 to present.	N/A	None

Additional information about the Fund’s trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-860-3863.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2013

1.  BROKER COMMISSIONS
Some people have asked how much the Muhlenkamp Fund pays in commissions: For the year ended December 31, 2013, the Fund paid $254,706 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal four cents (4¢) per Fund share and would have increased the operating expense ratio from 1.26% to 1.32%.

2.  QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 0% of dividends declared and paid during the year ended December 31, 2013 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3.  CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 0% of dividends declared and paid during the year ended December 31, 2013 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4.  SHORT-TERM CAPITAL GAIN
For the year ended December 31, 2013, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k) (2)(C) for the Fund was 0.00%.

5.  INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

ADDITIONAL INFORMATION (Unaudited) (Continued) Year Ended December 31, 2013

6.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide our products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. The Adviser and the Fund have adopted policies and procedures designed to maintain the confidentiality and protect the security of your non-public personal information and compliance with applicable laws.

In the event that you hold shares of the Muhlenkamp Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were N/A.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$19,000	$19,000
Audit-Related Fees	$ -	$ -
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wexford Trust

By (Signature and Title)*  /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date           3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Ronald H. Muhlenkamp
  Ronald H. Muhlenkamp, President

Date           3/6/2014

By (Signature and Title)*    /s/ Anthony Muhlenkamp
  Anthony Muhlenkamp, Treasurer

Date           3/6/2014

* Print the name and title of each signing officer under his or her signature.